UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report: (Date of earliest event reported): May 6, 2003


                            MARVEL ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)


              Delaware             001-13638            13-3711775
          (State or other       (Commission file     (I.R.S. Employer
          jurisdiction of           number)         Identification No.)
          incorporation or
           organization)


        10 East 40th Street, New York, New York                   10016
        (Address of principal executive offices)               (Zip code)

                                 (212) 576-4000
              (Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits.

      (c)  Exhibits.

           99.1 Press release of the Registrant dated May 6, 2003.
           99.2 Transcript of conference call hosted by the Registrant on May 6, 2003.


Item 9. Regulation FD Disclosure.

      The information included in this section is intended to be included in "Item 12. Disclosure of Results of Operations and Financial Condition" and is included under this Item 9 in accordance with the Securities and Exchange Commission's Release Nos. 33-8216; 34-47583.

      (a) On May 6, 2003, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing its financial results for its first fiscal quarter ended March 31, 2003.

      (b) On May 6, 2003, the Registrant hosted a conference call on the subject of its financial results for its first fiscal quarter ended March 31, 2003, and made the call available to listeners by webcast. A copy of the transcript of the conference call is attached hereto as
           Exhibit 99.2.



                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               MARVEL ENTERPRISES, INC.


                               By:        /s/  Allen S. Lipson
                                    -------------------------------
                                    Name:  Allen S. Lipson
                                    Title: President and Chief Executive Officer



Date: May 8, 2003

                                  EXHIBIT INDEX

      Exhibit No.    Description

      99.1           Press release of the Registrant dated May 6, 2003.

      99.2 Transcript of conference call hosted by the Registrant on May 6, 2003.